The Company	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Company

Note 1 — The Company

Superconductor Technologies Inc. (together with our subsidiaries, “we” or “us”) was incorporated in Delaware on May 11, 1987. We developed and produced high temperature superconducting (HTS) materials and associated technologies. We have generated more than 100 patents as well as proprietary trade secrets and manufacturing expertise. We are now leveraging our key enabling technologies in HTS materials and cryogenics, to pursue emerging opportunities in the electrical grid and in equipment platforms that utilize electrical circuits. In January 2012, we took possession of a facility in Austin, Texas and have moved our HTS wire processes and our research and development to Austin.

Our initial superconducting products were completed in 1998, and we began delivery to a number of wireless network providers. In the following 13 years, our cost reducing efforts led to the invention of our proprietary, high-yield and high throughput HTS material deposition manufacturing process.

On October 29, 2019, we announced that our Board of Directors, supported by its management team, had commenced a process to explore strategic alternatives focused on maximizing shareholder value.

Strategic alternatives considered included, among others, a strategic investment financing which would allow the company to pursue its current business plan to commercialize the Conductus wire platform, a business combination such as a merger with another party, or a sale of STI.

On January 28, 2020, we announced a cost reduction plan for the purpose of aligning our personnel needs and capital requirements as we explored strategic alternatives previously announced. We will maintain operations of our Sapphire Cryocooler cryogenics initiatives while ceasing additional manufacturing of our HTS Conductus® wire. The plan also included a 70% employee workforce reduction.

On February 26, 2020, we entered into a definitive merger agreement with Allied Integral United, Inc. (which will change its name to, and is therefore referred herein as, “Clearday”), a privately-held company dedicated to delivering next generation longevity care and wellness services, whereby our wholly-owned subsidiary will merge with and into Clearday in a stock-for-stock transaction with Clearday (the “Merger”), with Clearday surviving and becoming our wholly-owned subsidiary, which will then change its name to Clearday, Inc (the “Merger Agreement”).

If a merger is not consummated with Clearday in the near future, we will likely be required to liquidate or declare bankruptcy, in which case there would likely be no payments to common stock holders.

On April 29, 2021, the Company executed a promissory note with Benworth Capital Partners, LLC in the amount of $4,550,000. The original Naples Mortgage was paid off in the amount of $2,739,195 and there were also closing costs of $354,357 which netted the Company proceeds in the amount of $1,456,448. This new loan only has a one-year term as compared to the original mortgage which had a maturity date of 2041. In addition, this is a home equity loan with interest only payments at a fixed interest rate of 9.95%. The loan guaranteed by certain officers and is secured by the memory care facility in located at 2626 Goodlette-Frank Road, Naples, Florida 34105.